Innovator U.S. Equity Accelerated 9 Buffer ETF - April
Schedule of Investments
January 31, 2025 (Unaudited)

PURCHASED OPTIONS - 117.6%	Notional Amount	Contracts	Value
Call Options - 117.3%			$–
SPDR S&P 500 ETF (a)(b)(c)		–	$–
Expiration: 03/31/2025; Exercise Price: $5.21	$95,328,288	1,584	$94,333,758
Expiration: 03/31/2025; Exercise Price: $523.07	95,328,288	1,584	13,102,262

Put Options - 0.3%			$–
SPDR S&P 500 ETF, Expiration: 03/31/2025; Exercise Price: $523.06 (a)(b)(c)	95,328,288	1,584	229,727
TOTAL PURCHASED OPTIONS (Cost $93,065,032)			107,665,747

TOTAL INVESTMENTS - 117.6% (Cost $93,065,032)			107,665,747
Money Market Deposit Account - 0.2% (d)			223,042
Liabilities in Excess of Other Assets - (17.8)%			(16,327,396)
TOTAL NET ASSETS - 100.0%			$91,561,393
two			–%
Percentages are stated as a percent of net assets.			–%

(a)	Exchange-traded.
(b)	100 shares per contract.
(c)	Held in connection with written option contracts. See Schedule of Options Written for further information.
(d)
The U.S. Bank Money Market Deposit Account (the “MMDA”) is a short-term vehicle in which the Fund holds cash balances. The MMDA will bear interest at a variable rate that is determined based on market conditions and is subject to change daily. The rate as of January 31, 2025 was 4.20%.

Innovator U.S. Equity Accelerated 9 Buffer ETF - April
Schedule of Written Options
January 31, 2025 (Unaudited)

WRITTEN OPTIONS - (17.8)%	Notional Amount	Contracts	Value
Call Options - (17.7)%
SPDR S&P 500 ETF, Expiration: 03/31/2025; Exercise Price: $556.70 (a)(b)	$(190,656,576)	(3,168)	$(16,151,700)

Put Options - (0.1)%
SPDR S&P 500 ETF, Expiration: 03/31/2025; Exercise Price: $475.98 (a)(b)	(95,328,288)	(1,584)	(115,727)
TOTAL WRITTEN OPTIONS (Premiums received $9,437,009)			$(16,267,427)

Percentages are stated as a percent of net assets.

(a)	Exchange-traded.
(b)	100 shares per contract.

Summary of Fair Value Disclosure as of January 31, 2025 (Unaudited)

Innovator U.S. Equity Accelerated 9 Buffer ETF - April has adopted authoritative fair value accounting standards which establish an authoritative definition of fair value and set out a hierarchy for measuring fair value. These standards require additional disclosures about the various inputs and valuation techniques used to develop the measurements of fair value, a discussion of changes in valuation techniques and related inputs during the period, and expanded disclosure of valuation levels for major security types. These inputs are summarized in the three broad levels listed below. The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

Level 1 - Unadjusted quoted prices in active markets for identical assets or liabilities that the Fund has the ability to access.

Level 2 - Observable inputs other than quoted prices included in Level 1 that are observable for the asset or liability, either directly or indirectly. These inputs may include quoted prices for the identical instrument on an inactive market, prices for similar instruments, interest rates, prepayment speeds, credit risk, yield curves, default rates and similar data.

Level 3 - Unobservable inputs for the asset or liability, to the extent relevant observable inputs are not available, representing the Fund’s own assumptions about the assumptions a market participant would use in valuing the asset or liability, and would be based on the best information available.

The following is a summary of the fair valuation hierarchy of the Fund’s securities as of January 31, 2025:

	Level 1	Level 2	Level 3	Total
Assets:
Investments:
Purchased Options	$–	$107,665,747	$–	$107,665,747
Total Investments	$–	$107,665,747	$–	$107,665,747

Liabilities:
Investments:
Written Options	$–	$(16,267,427)	$–	$(16,267,427)
Total Investments	$–	$(16,267,427)	$–	$(16,267,427)

Refer to the Schedule of Investments for further disaggregation of investment categories.

Allocation of Portfolio Holdings as of January 31, 2025 (% of Net Assets)

Purchased Options	$107,665,747	117.6%
Written Options	(16,267,427)	(17.8)
Money Market Deposit Account	223,042	0.2
Liabilities in Excess of Other Assets	(59,969)	0.0
	$91,561,393	100.0%